Related Party Transactions	9 Months Ended	12 Months Ended
	Feb. 28, 2023	May 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions

Note 10. Related Party Transactions

The Board’s Audit Committee, composed of independent directors, or the full Board reviews and approves all related party transactions. The terms and amounts described below are not necessarily indicative of the terms and amounts that would have been incurred had comparable transactions been entered with independent parties.

On February 13, 2023, Cyrus Arman, President, entered into a private placement with the Company in which he purchased approximately 0.4 million units consisting of one share of common stock and one warrant to purchase one share of common stock at an exercise price of $0.50. The terms and conditions of the investment totaling $0.1 million made by Dr. Arman were identical to those offered to other investors in a concurrent offering being conducted through a placement agent.

Note 11. Related Party Transactions

The Board’s Audit Committee, and the Board of Directors, review and approve all related party transactions. The terms and amounts described below are not necessarily indicative of the terms and amounts that could have been incurred had comparable transactions been entered into with independent parties.

In November 2020, the Company sold approximately 0.7 million unregistered shares of common stock at a purchase price of $1.50 per share to Christopher P. Recknor, M.D., former Chief Operating Officer and current Sr. Director of R&D, who was a non-executive at the time of the transaction, for the aggregate amount of proceeds to the Company of $1.0 million. The transaction was approved by the Board.

In 2021, the Company engaged the Center for Advanced Research & Education, LLC (“CARE”), owned by Dr. Christopher Recknor’s spouse, Julie Recknor, Ph.D., (and owned by Dr. Christopher Recknor, then the Company’s Chief Operating Officer, until March 11, 2021). CARE was one of several clinical locations for the Company’s NASH COVID-19 long-hauler clinical trials, and mild-to-moderate and severe-to-critical COVID-19 clinical trials. Dr. Julie Recknor serves as the Site Director of CARE and manages its day-to-day operations. The Company entered into a Clinical Trial Agreement (“CTA”) with CARE for each of the foregoing clinical trials. Each CTA was negotiated in the ordinary course of business by Amarex, then Company’s clinical research organization, prior to Dr. Christopher Recknor’s appointment as COO, and the operational and financial terms of the CTAs with CARE are comparable to the terms available to unrelated clinical locations. Dr. Christopher Recknor was not involved in the Company’s decision to choose CARE as a clinical location for its ongoing trials, and he is not involved in patient treatment at the CARE site. In July 2021, the Company entered into an amendment to the previously approved CTA with CARE, wherein such amendment provided for the additional recording of patient information thus giving rise to the additional contract value of less than $0.1 million. As of May 31, 2022, the Company had approximately $0.3 million in accounts payable due to CARE and made payments of approximately $1.7 million and $0.9 million to CARE during the fiscal years ended May 31, 2022 and 2021.

In September 2021, Jordan G. Naydenov, a then member of the Board, entered into a private warrant exchange in which he exercised warrants to purchase approximately 0.6 million shares of common stock, as well as approximately 0.6 million additional shares that were offered as an inducement to exercise his warrants, for a total of approximately 1.3 million shares of common stock. The terms and conditions of the investment totaling $0.7 million made by Mr. Naydenov were identical to those offered to other investors.